UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2016

ME RENEWABLE POWER CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-202234	30-0845224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Puces iela 47 dz. 40, Riga Latvia	LV-1082
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (371) 2810-2618

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective December 1, 2016, Mr. Anthony Williams resigned as our Chief Executive Officer and, if any, from all other offices of our company. Mr. Williams’ resignation was not the result of any disagreements with our company regarding our operations, policies, practices or otherwise.

Concurrently, our company appointed Ka Sing Edmund Yeung as our Chief Executive Officer. Mr. Yeung also serves as our President, CFO, Secretary, Treasurer and as a Director. Our officers and board of directors now solely consists of Mr. Yeung.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ME RENEWABLE POWER CORPORATION

Date: December 2, 2016	By:	/s/ Ka Sing Edmund Yeung
Ka Sing Edmund Yeung

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